UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2018

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	81-0422894
(State of incorporation)	(IRS Employer Identification No.)

0-13063
(Commission File Number)

6601 Bermuda Road, Las Vegas, Nevada 89119
(Address of principal executive offices) (Zip Code)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐         If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2018, the Board of Directors (the “Board”) of Scientific Games Corporation (the “Company”) increased the size of the Board by one director from fourteen to fifteen directors and elected Kneeland C. Youngblood as a director of the Company to fill the resulting vacancy, each effective as of August 1, 2018.

Mr. Youngblood has served as a founding partner of Pharos Capital Group, LLC, a private equity firm that invests in the healthcare service sector, business service sector and selective opportunistic investments, since 1998. Mr. Youngblood has served as a director of Mallinckrodt plc, a specialty pharmaceutical company, since June 2013 and a director of TPG Pace Holdings Corp. since June 2017. He is also a member of the Council on Foreign Relations and has served as a trustee of the Dallas Police and Fire Pension System since 2017. Mr. Youngblood has previously served on the boards of directors of Pace Holdings Corp. (from 2015 to 2017), Starwood Hotels & Resorts Worldwide, Inc. (from 2001 to 2012), The Gap, Inc. (from 2006 to 2012) and Burger King Holdings, Inc. (from 2004 to 2010).

Mr. Youngblood is eligible to participate in all compensation plans applicable to non-employee members of the Board, including annual retainers and equity-based compensation (as described in the Company’s amended proxy statement filed with the Securities and Exchange Commission on May 8, 2018). In connection with joining the Board, Mr. Youngblood will receive stock options for 10,000 shares of the Company’s common stock, which will have a four-year vesting schedule and an exercise price based on the average of the high and low sales prices of the Company’s common stock on the trading day immediately prior to the grant date. Mr. Youngblood will serve on the Compensation Committee and the Compliance Committee of the Board.

Item 7.01.  Regulation FD Disclosure.

On August 3, 2018, the Company issued a press release announcing the election of Mr. Youngblood to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

  (d) Exhibits

Exhibit No.	Description

99.1	Press Release of Scientific Games Corporation, dated August 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

Date: August 3, 2018	By:	/s/ Michael A. Quartieri
Name: Michael A. Quartieri
Title: Executive Vice President, Chief Financial Officer,
Treasurer and Corporate Secretary